UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2018

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 20, 2018, Super Micro Computer, Inc. (the “Company”) announced that it received a notification letter (the “Letter”) from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), as a result of the Company’s delay in filing its Quarterly Report on Form 10-Q for the period ended December 31, 2017 (the “Q2 10-Q”) and its continued delay in filing its Annual Report on Form 10-K for the period ending June 30, 2017 (the “Form 10-K”) and its Quarterly Report on Form 10-Q for the period ended September 30, 2017 (“Q1 10-Q”). As described in the letter, the Company has until February 28, 2018 to submit to Nasdaq an update to its original plan to regain compliance with the Nasdaq Listing Rules (the “Revised Plan”). As previously disclosed, Nasdaq has granted the Company an extension until March 13, 2018 to file the Form 10-K, the Q1 10-Q and the Q2 10-Q.
The Letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Select Market. If the Revised Plan is submitted and accepted, the Company could be granted up to 180 days from the due date of the Initial Delinquent Filing, or March 13, 2018, to regain compliance. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel.
As previously announced, the Company has been unable to file the Form 10-K and the Q1 10-Q. The Audit Committee of the Company’s Board of Directors has completed the previously disclosed investigation. Additional time is required to analyze the impact, if any, of the results of the investigation on the Company’s historical financial statements, as well as to conduct additional reviews before the Company will be able to finalize the Form 10-K. The Company is unable at this time to provide a date as to when the Form 10-K will be filed or to determine whether the Company’s historical financial statements will be adjusted or, if so, the amount of any such adjustment(s) and what periods any such adjustments may impact. The Company intends to file the Q1 10-Q and Q2 10-Q promptly after filing the Form 10-K.
On February 20, 2018, the Company issued a press release announcing the receipt of the Letter. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Super Micro Computer, Inc. dated February 20, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: February 20, 2018	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Super Micro Computer, Inc. dated February 20, 2018